HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated April 17, 2013 to the Prospectus of

the Oakmark Funds dated January 28, 2013

The paragraph on page 20 of the prospectus under the section entitled “OAKMARK EQUITY AND INCOME FUND—PORTFOLIO MANAGERS” is deleted and replaced with the following:

Clyde S. McGregor, CFA, M. Colin Hudson, CFA, Matthew A. Logan, CFA and Edward J. Wojciechowski, CFA manage the Fund’s portfolio. Mr. McGregor is a Vice President and portfolio manager of the Adviser. He joined the Adviser in 1981 and has managed the Fund since its inception. Mr. Hudson is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since April 17, 2013. Mr. Logan is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2006 and has managed the Fund since April 17, 2013. Mr. Wojciechowski is a portfolio manager, analyst and director of fixed income of the Adviser. He joined the Adviser in 2005 and has managed the Fund since April 17, 2013.

The paragraph on page 20 of the prospectus under the section entitled “OAKMARK EQUITY AND INCOME FUND—PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES” is deleted and replaced with the following:

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Effective June 17, 2013, the first paragraph on page 40 of the prospectus under the section entitled “OAKMARK INTERNATIONAL SMALL CAP FUND—PRINCIPAL INVESTMENT STRATEGY” is deleted and replaced with the following:

“The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of “small cap companies.” A small cap company is one whose market capitalization is no greater than the largest market capitalization of any company included in the S&P EPAC (Europe Pacific Asia Composite) Small Cap Index ($8.7 billion as of December 31, 2012).”

Effective immediately, the paragraph on page 45 of the prospectus under the section entitled “OAKMARK INTERNATIONAL SMALL CAP FUND — PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES” is deleted and replaced with the following:

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The third paragraph on page 56 of the prospectus under the section entitled “MANAGEMENT OF THE FUNDS” relating to Equity and Income Fund is deleted and replaced with the following:

Equity and Income Fund is managed by Clyde S. McGregor, CFA, M. Colin Hudson, CFA, Matthew A. Logan, CFA and Edward J. Wojciechowski, CFA. Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin—Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974). Mr. Hudson joined the Adviser as an analyst in 2005. He holds an M.B.A. in Finance from Indiana University (1999), an M.S. in Geology from Indiana University (1995) and a B.A. in Economics from DePauw University (1992). Mr. Logan joined the Adviser as a research associate in 2006 and has been an analyst since 2009. He holds a B.S. in Business Administration from Babson College (2006). Mr. Wojciechowski joined the Adviser as an analyst and director of fixed income in 2005. He holds a B.S. in Finance and Economics from Marquette University (1995).

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HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated April 17, 2013 to the Statement of Additional Information of

the Oakmark Funds dated January 28, 2013 as supplemented April 17, 2013

Effective June 17, 2013, the second paragraph on page 5 of the statement of additional information under the section entitled “HOW THE FUNDS INVEST — Small Cap Securities” is deleted and replaced with the following:

For International Small Cap Fund, a small cap company is one whose market capitalization is no greater than the largest market capitalization of any company included in the S&P EPAC (Europe Pacific Asia Composite) Small Cap Index ($8.7 billion as of December 31, 2012). The S&P EPAC Small Cap Index is comprised of companies within the developed countries of Europe, the Pacific and Asia and whose float market capitalization generally represents the lowest 15% of each country’s cumulative market capitalization. Over time, the largest market capitalization of the companies included in the S&P EPAC Small Cap Index will change. As it does, the size of the companies in which the International Small Cap Fund invests may change. Under normal market conditions, International Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies. International Small Cap Fund will notify shareholders at least 60 days prior to changing that policy.

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